Merger Transaction	12 Months Ended
Dec. 31, 2021
Business Combinations [Abstract]
Merger Transaction

Note 2. Merger Transaction

On October 12, 2021, Legacy Appgate completed the Merger. Upon consummation of the Merger, Newtown issued 117,149,920 shares of its common stock to SIS Holdings, the sole stockholder of Legacy Appgate as of immediately prior to the closing, in exchange for all outstanding shares of Legacy Appgate common stock.

In connection with the Merger, Newtown issued 666,667 shares of Newtown common stock to an advisor of Newtown (the “Advisor”) and one or more existing stockholders of Newtown contributed 666,667 shares of Newtown common stock to Newtown. On October 12, 2021, in connection with closing, Newtown entered into a supplemental agreement (the “Supplemental Agreement”) with Legacy Appgate and Magnetar, as representative of the holders of the Convertible Senior Notes (as defined in Note 11), pursuant to which Newtown, among other things, unconditionally guaranteed all of Legacy Appgate’s Obligations (as defined in the Note Issuance Agreement described and defined in Note 11), including the Convertible Senior Notes, and assumed all of Legacy Appgate’s Conversion Obligations and Change of Control Conversion Obligations (each as defined in the Note Issuance Agreement).

Immediately after giving effect to the Merger and assuming no conversion of the Convertible Senior Notes and no issuance of shares under the 2021 Plan (as defined in Note 20), the holders of Newtown’s common stock as of immediately prior to the closing of the Merger, together with the Advisor, own an aggregate of approximately 11% of the Company’s common stock and SIS Holdings, the sole stockholder of Legacy Appgate as of immediately prior to the closing of the Merger, owns an aggregate of approximately 89% of the Company’s common stock. The accumulated deficit of Newtown was eliminated to reflect the legal capitalization of the combined entity upon the completion of the Merger.

As a result of the Merger, SIS Holdings became the controlling stockholder of the Company. Accordingly, the Merger of Newtown’s wholly owned subsidiary, Merger Sub, with and into Legacy Appgate was a reverse merger that was accounted for as a recapitalization of Legacy Appgate. As described in Note 1, upon completion of the Merger, Newtown changed its name to Appgate, Inc.

A summary of the current assets that were acquired and current liabilities assumed in the reverse merger transaction is as follows (in thousands):

Current assets:
Cash	$9
Total current assets	9
Current liabilities:
Accounts payable and accrued expenses	1,093
Convertible notes payable – Related Party	367
Due to unrelated party	167
Total current liabilities	1,627
Net current liabilities	$(1,618)

Upon completion of the Merger, the settlement of all net liabilities of Newtown was treated as a direct reduction from the recapitalization transaction in Appgate’s additional paid-in capital.